As filed with the Securities and Exchange Commission on April 24, 2009

Securities Act Registration No. 333-
Investment Company Registration No. 811-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.  ☐

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No.  ☐

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Exact Name of Registrant as Specified in Charter)

55 Water Street
New York, New York 10041
(Address of Principal Executive Offices)

(888) 777-0102
(Registrant’s Telephone Number, Including Area Code)

R. Jay Gerken

Legg Mason & Co., LLC

620 Eighth Avenue, 49th Floor

New York, New York 10018

(Name and Address of Agent for Service)

Copies to:

Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place Stamford, CT 06902

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)

Common Stock, $0.001 par value	50,000 shares	$20.00	$1,000,000	$55.80

(1)          Estimated solely for purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [                ], 2009

PROSPECTUS

Shares

Western Asset Investment Grade Defined Opportunity Trust Inc.

Common Shares
$20.00 Per Share

The Fund. Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to provide high current income and then to liquidate on or about December 2, 2024 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return. There can be no assurance the Fund’s investment objectives will be achieved.

Investment Strategies. The Fund seeks to achieve its primary investment objective by investing, under normal market conditions, at least 80% of its total managed assets in investment grade corporate fixed income securities of varying maturities.  “Investment grade” quality securities are those that, at the time of investment, are either rated by one of the nationally recognized statistical rating organizations (“NRSROs”) within the four highest letter grades (including BBB- or higher by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investor Services, Inc. (“Moody’s”)), or if unrated are determined by the Subadviser to be of comparable quality to the securities in which the Fund may otherwise invest.  In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

No Prior Trading History. Because the Fund is newly organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value which may increase investor risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

(continued on the following page)

The Fund intends to apply to list its Common Shares on the New York Stock Exchange (the “NYSE”).  Listing on the NYSE is a condition for commencing our operations.  The trading or “ticker” symbol of the Common Shares is expected to be “[   ].”

The Fund’s investment policy involves certain risks.  You could lose some or all of your investment.  See “Risks” beginning on page [   ] of this Prospectus.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.90	$
Estimated offering expenses(3)	$0.04	$
Proceeds, after expenses, to the Fund	$19.06	$

(notes on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver shares to purchasers on or about [        ], 2009.

The date of this Prospectus is [      ], 2009

(notes from cover page)

(1)  The underwriters named in this Prospectus may purchase up to            additional shares at the public offering price, less the sales load, solely to cover over-allotments, if any. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be approximately $   , $   , $    and $    , respectively.

(2)  LMPFA may pay certain qualifying underwriters a structuring fee, additional compensation, or a sales incentive fee in connection with the offering.  See “Underwriting.”  The total amount of this additional compensation will not exceed 9.0% of the total price to the public of the common shares sold in this offering.

(3)  Total offering expenses (other than the sales load) are estimated to be approximately $       , which represents $        per common share issued. LMPFA has agreed to pay (i) all of the Fund’s organizational costs which are estimated to be $        and (ii) the Fund’s offering costs (other than the sales load) in excess of $0.04 per share.

(continued from cover page)

The Fund may invest up to 20% of its total managed assets in (i) corporate fixed income securities of below investment grade quality (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment and (ii) other securities, including obligations of the U.S. Government, its agencies or instrumentalities, common stocks, warrants and depository receipts. Corporate fixed income securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The Fund does not intend to leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  In addition, the Fund may invest in certain instruments and enter into transactions as described in this Prospectus that may have the economic effect of financial leverage (“effective leverage”). If the Fund utilizes these trading practices, it will segregate Fund assets or otherwise cover its obligations. To the extent the Fund covers its commitment under such instruments, including by segregation of liquid assets, entering into offsetting transactions or owning positions covering its obligations, such instruments will not be considered “leverage” by the Fund for the purposes of the 1940 Act. These transactions may create an opportunity for increased returns but may also compound losses on the Fund’s Common Shares if the return on the transactions is negative or if the cost of leverage exceeds the return on the Fund’s investments.

For more information on the Fund’s investment strategies, see “The Fund’s Investments” and “Risks.”

Manager and Subadviser. Legg Mason Partners Fund Advisor, LLC (the “Manager” or “LMPFA”), the Fund’s investment manager, will be responsible for administrative and management services to the Fund. As of December 31, 2008, the Manager’s total assets under management were approximately $172 billion.

Western Asset Management Company (the “Subadviser” or “Western Asset”), the Fund’s subadviser, will be responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund’s Board of Directors and the Manager. As of December 31, 2008, the Subadviser and its supervised affiliates had approximately $513.3 billion in assets under management.

Limited Term. The Fund will terminate on or about December 2, 2024. Upon its termination, the Fund will distribute substantially all of its net assets to holders of common shares, after making appropriate provision for any liabilities of the Fund. The Fund does not seek to return $20 per share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. Upon termination, the final distribution of net assets may be more than, equal to or less than $20 per share.

You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated                 , 2009, and as it may be amended (“SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 50 of this Prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund by calling (888) 777-0102, by writing to the Fund or visiting the Fund’s website (http://www.leggmason.com/cef). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available), are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

ii

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

iii

SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s shares. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information, especially the information under the heading “Risks.”

The Fund	Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering

The Fund is offering              shares of common stock at $20.00 per share through a group of underwriters led by                 . The shares of common stock are called “Common Shares” in the rest of this Prospectus. You must purchase at least 100 Common Shares in order to participate in this offering. The Fund has given the underwriters an option to purchase up to                 additional Common Shares solely to cover over-allotments, if any. See “Underwriting.”

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

• a closed-end fund with a limited term structure that will invest primarily in investment grade corporate fixed income securities;

• a fund that does not intend to leverage its capital structure by issuing preferred shares or other senior securities (except for temporary or emergency purposes);

• diversification of their overall investment portfolio; and

• professional selection and active management by an experienced Subadviser.

Legg Mason Partners Fund Advisor, LLC, the Fund’s manager (the “Manager” or “LMPFA”), and Western Asset Management Company, the Fund’s subadviser (the “Subadviser” or “Western Asset”), believe that current market conditions have created an opportunity to purchase a portfolio of primarily investment grade corporate fixed income securities at attractive prices. Additionally, the Manager and Subadviser believe that the Fund’s limited term closed-end structure allows investors to take advantage of the current distressed markets by purchasing a managed portfolio of corporate fixed income securities at discounted values, without the future dilution of this value that could occur in an open-end structure, while also mitigating trading discount concerns for long-term investors because the Fund intends to terminate and distribute all its net assets to shareholders on or about December 2, 2024.

Investment Objectives

The Fund’s primary investment objective is to provide high current income and then to liquidate on or about December 2, 2024 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return. There can be no assurance the Fund’s investment objectives will be achieved. The Fund’s investment objectives are fundamental and may not be changed without shareholder approval. See “The Fund’s Investments.”

Investment Strategies

The Fund seeks to achieve its primary investment objective by investing, under normal market conditions, at least 80% of its total managed assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. “Corporate fixed income securities” include corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as preferred shares, senior secured floating rate and fixed rate loans or debt (“Senior Loans”), second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and loan participations, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances other hybrid instruments. Instead of investing directly in particular securities, the Fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. Certain corporate debt instruments, such as convertible securities, also may include the right to participate in equity appreciation, and Western Asset will generally evaluate those instruments based primarily on their debt characteristics.

“Investment grade” quality securities are those that, at the time of investment, are either rated by one of the nationally recognized statistical rating organizations (“NRSROs”) within the four highest letter grades (including BBB- or higher by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investor Services, Inc. (“Moody’s”)), or if unrated are determined by the Subadviser to be of comparable quality to the securities in which the Fund may otherwise invest. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO (such securities are commonly referred to as split-rated securities).

The Fund may invest up to 20% of its total managed assets in (i) corporate fixed income securities of below investment grade quality (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment and (ii) other securities, including obligations of the U.S. Government, its agencies or instrumentalities, common stocks, warrants and depository receipts. Corporate fixed income securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risks—Below Investment Grade (High Yield) Securities Risk.”

As used in this Prospectus, “managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

The Fund may invest all of its assets in U.S. dollar denominated securities and up to 20% of its total assets in non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts indices or swap agreements. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques. The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

The Fund may invest all or a portion of its total assets in illiquid securities, which are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. See “Risks—Liquidity Risks.”

The Subadviser will buy and sell securities for the Fund’s portfolio to seek to provide a high level of current income during the Fund’s fifteen year term and will select securities constituting a portfolio which the Subadviser believes does not involve undue risk to income or principal considered in relation to the particular investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding corporate fixed income securities permitted by its investment policies if the Subadviser determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will be a secondary consideration in the selection of securities.

In purchasing securities and other investments for the Fund, the Subadviser may take full advantage of the entire range of maturities and durations offered by corporate fixed income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and durations and its expectations of future changes in interest rates. As the termination date of the Fund approaches, the Subadviser may manage the Fund’s assets in a manner which causes the dollar weighted average maturity of its assets to shorten, and/or increase the percentage of cash or cash equivalents in the Fund’s portfolio.

The Subadviser may allocate and reallocate the Fund’s assets from time to time based on its analysis of economic and market conditions and the relative returns and risks then represented by each type of security.

The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. During such periods, the Fund may invest substantially all of its total assets in obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest categories by at least one NRSRO; commercial paper rated in the highest categories by any such NRSRO; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed income securities that the Subadviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See “The Fund’s Investments,” “Risks—Derivatives Risk” and “Risks—Temporary Defensive Strategies Risk” in this Prospectus and “Investment Policies and Techniques” in the Statement of Additional Information (the “SAI”).

Leverage

The Fund does not intend to leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”). In addition, the Fund may lend portfolio securities, purchase securities on a when-issued or delayed delivery basis and enter into transactions such as reverse repurchase agreements and credit default swaps that may have the economic effect of leverage (“effective leverage”).

If the Fund utilizes these trading practices, it will segregate Fund assets or otherwise cover its obligations. To the extent the Fund covers its commitment under such instruments, including by segregation of liquid assets, entering into offsetting transactions or owning positions covering its obligations, such instruments will not be considered “leverage” by the Fund for the purposes of the 1940 Act. These transactions may create an opportunity for increased returns but may also compound losses on the Fund’s Common Shares if the return on the transactions is negative or if the cost of leverage exceeds the return on the Fund’s investments. See “Leverage,” “Risks-Leverage Risk” and “Description of Shares-Preferred Shares.”

Derivatives

The Fund may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates and related indices. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements. The Fund may sell certain fixed income securities short including, but not limited to, U.S. Treasuries, for investment and/or hedging purposes. See “The Fund’s Investments” and “Risks—Derivatives Risk.”

Limited Term

The Fund will terminate on or about December 2, 2024. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. The Fund does not seek to return $20 per share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20 per share.

Prior to such termination, the board of directors of the Fund (the “Board of Directors” or “Board”) will consider whether it is in the best interests of shareholders to terminate and liquidate the Fund. If the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on or about December 2, 2024 would not be in the best interests of shareholders, the Board of Directors will present an appropriate amendment to the Articles of Incorporation of the Fund (the “Articles”) at a regular or special meeting of shareholders. Unless the termination date is amended by shareholders in accordance with the Articles, the Fund will be terminated on or about December 2, 2024 (regardless of any change in state law affecting the ability of the Board of Directors to amend the Articles).

Distributions

The Fund intends to distribute its net investment income on a monthly basis and to distribute annually any realized capital gains. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.

Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Shares, will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

An affiliate of the Investment Manager has received an exemptive order from the SEC under the 1940 Act facilitating the implementation of a Managed Distribution Policy for certain funds for which it provides investment management services, including the Fund. The Fund does not intend to implement a managed distribution policy at this time; however, the Board may, at the request of the Investment Manager and Subadviser, adopt a managed distribution policy in the future. See “Distributions — Managed Distribution Policy.”

Manager

LMPFA will be the Fund’s investment manager. The Manager, a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”), is a registered investment adviser and will be responsible for administrative and management services to the Fund. As of December 31,

2008, the Manager’s total assets under management were approximately $172 billion. Legg Mason is a global asset management firm. As of December 31, 2008, Legg Mason’s asset management operation had aggregate assets under management of approximately $698.2 billion.

The Manager will receive an annual fee, payable monthly, in an amount equal to             % of the Fund’s average daily managed assets. “Managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

The Fund will pay all of its offering costs up to and including $0.04 per Common Share. The Fund’s management fees and other expenses are borne by the shareholders. LMPFA has agreed to pay (i) all of the Fund’s organizational costs which are estimated to be $[   ] and (ii) the Fund’s offering costs (other than sales load) in excess of $0.04 per Common Share. See “Summary of Fund Expenses” and “Management of the Fund.”

Subadviser

Western Asset will be the Fund’s subadviser. The Subadviser, a wholly-owned subsidiary of Legg Mason, is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund’s Board and the Manager. As of December 31, 2008, the Subadviser, and its supervised affiliates, had approximately $513.3 billion in assets under management.

The Subadviser will receive a subadvisory fee from the Manager, payable monthly, in an amount equal to            % of the fee paid to the Manager by the Fund. No advisory fee will be paid by the Fund directly to the Subadviser. See “Management of the Fund.”

Listing and Symbol

The Fund intends to apply to list its Common Shares on the New York Stock Exchange (the “NYSE”). Listing on the NYSE is a condition for commencing our operations. The trading or “ticker” symbol of the Common Shares is expected to be “[   ].”

Custodian and Transfer Agent

State Street Bank and Trust Company will serve as custodian of the Fund’s assets. American Stock Transfer & Trust Company LLC will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Selected Risk Considerations

No History of Operations. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading. See “Risks—No History of Operations.”

Investment and Market Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the corporate fixed income securities and other assets owned by the Fund, most of which could be purchased directly. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. In addition, if the current national economic downturn continues into a prolonged recession or deteriorates further, the ability of corporations to collect revenue and service their obligations could be materially and adversely affected. “Risks—Investment and Market Risk.”

Interest Rate Risk. The market value of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations is generally greater for securities with longer maturities. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. See “Risks—Interest Rate Risk.”

Credit Risk. Credit risk is the risk that one or more corporate fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets continue to adversely affect the broader economy, the credit quality of issuers of corporate fixed income securities in which the Fund may invest would be more likely to decline, all other things being equal. Changes by an NRSRO in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund’s investments. If a corporate security is considered investment grade at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Subadviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Corporate fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. See “Risks—Credit Risk.”

Below Investment Grade (High Yield) Securities Risk. Corporate fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Corporate fixed income securities rated as low as C by Moody’s, CCC or lower by S&P or CC or lower by Fitch are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security. To the extent that the rating assigned to a corporate security is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for corporate fixed income securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade corporate fixed income securities.

Corporate fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund’s Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear. See “Risks—Below Investment Grade (High Yield) Securities Risk.”

Senior Loan Risk. Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. See “Risks— Below Investment Grade (High Yield) Securities Risk.” Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the Subadiviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Subadiviser.

The Fund may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid securities are also difficult to value.

Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. See “The Fund’s Investments—Portfolio Composition—Senior Loans” and “Risks—Senior Loan Risk.”

Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities. See “The Fund’s Investments—Portfolio Composition—Second Lien Loans” and “Risks—Second Lien Loans Risk.”

Liquidity Risk. The Fund may invest all or a portion of its total assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Subadviser believes it is desirable to do so. See “Risks—Liquidity Risk.”

Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment, hedging or risk management purposes, such as futures contracts, options, swap agreements and credit default swaps. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. See “Risks—Derivatives Risk” in this Prospectus and “Investment Policies and Techniques—Derivatives—Risk Factors” in the SAI.

Equity Risk.  The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. See “Risks—Equity Risk”

Foreign (Non-U.S.) Investment Risk.  A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. See “Risks— Foreign (Non-U.S.) Investment Risk”

Emerging Markets Risk.  Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. See “Risks— Emerging Markets Risk”

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. See “Risks—Currency Risk”

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Subadviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risks—Management Risk”

Short Sales Risk. To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own or otherwise engages in economically similar transactions through the use of derivatives such as options, forwards or futures contracts. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. See “Risks—Short Sales Risk.”

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including corporate fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including corporate fixed income securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, such as at the present, the Fund may not be able to sell corporate fixed income securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of corporate fixed income securities by market participants, such as the Fund, that are seeking liquidity can further reduce prices in an illiquid market. These market conditions may make valuation of some of the Fund’s corporate fixed income securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio. See “Risks—Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk.”

Government Intervention in Financial Markets. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its primary investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Subadviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s primary investment objective, but there can be no assurance that it will be successful in doing so. See “Risks—Government Intervention in Financial Markets.”

Limited Term Risk. It is anticipated that the Fund will terminate on or about December 2, 2024. The Fund does not seek to return $20 per share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders which may be more than, equal to or less than $20 per share. See “Risks—Limited Term Risk.”

Credit Default Swap Risk. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund will at all times segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty including, as a seller of protection, the full notional amount of the credit swap), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission (the “SEC”)). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. See “Risks—Credit Default Swap Risk.”

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured corporate fixed income securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “Risks—Counterparty Risk.”

Prepayment Risk.  During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and Second Lien Loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. See “Risks—Prepayment Risk.”

Inflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. See “Risks—Inflation Risk.”

Leverage Risk. The Fund does not intend to leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act. In addition, the Fund may lend portfolio securities, purchase securities on a when-issued or delayed delivery basis, invest in certain instruments and enter into transactions such as reverse repurchase agreements, credit default swaps and short sales that have the economic effect of financial leverage. Any effective leverage may create an opportunity for increased returns but may also compound losses on the Fund’s Common Shares if the return on the Fund’s investments is negative or if the cost of leverage exceeds the return on the Fund’s investments. The effective leverage offered by such investments could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in them. Because the fees received by the Manager and Subadviser are based on the total managed assets of the Fund, the Manager and Subadviser have a financial incentive for the Fund to use financial leverage, which may create a conflict of interest between the Manager and Subadviser and the shareholders. There is no assurance that the Fund’s strategy of investing in instruments that have the economic effect of financial leverage will be successful.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. See “Leverage” and “Risks—Leverage Risk.”

Market Disruption and Geopolitical Risk. The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than on higher rated securities. See “Risks—Market Disruption and Geopolitical Risk.”

Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, above or below net asset value or at, above or below the initial public offering price. The Common Shares are designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes. See “Risks—Market Price Discount from Net Asset Value.”

Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year. See “Risks—Portfolio Turnover Risk.”

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and thus intends to satisfy the diversification requirements of Subchapter M. See “The Fund’s Investments,” “Risks—Non-Diversification Risk” and “Tax Matters.”

Anti-Takeover Provisions. The Fund’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Risks—Anti-Takeover Provisions” and “Certain Provisions in the Articles of Incorporation and By-Laws.”

Temporary Defensive Strategies Risk. When the Subadviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or short-term fixed income securities. To the extent that the Fund invests defensively, it likely will not achieve its primary investment objective. See “Risks—Temporary Defensive Strategies Risk.”

Additional Risks. For additional risks relating to investments in the Fund, including “Risks on Futures and Options on Futures,” “Reinvestment Risk” and “When-Issued and Delayed-Delivery Transactions Risk,” please see “Risks” beginning on page 26 of this Prospectus.

SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand the fees and expenses that you, as a shareholder, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)
Offering Expenses Borne by the Fund (as a percentage of offering price)		(1)
Dividend Reinvestment Plan Fees	None	(2)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees		%
Other Expenses(3)%
Total Annual Expenses		%

(1)                      LMPFA has agreed to pay all of the Fund’s organizational costs and offering costs (other than sales load) that exceed $0.04 per Common Share.  Assuming an offering of [            ] Common Shares for $[        ], the total offering costs are estimated to be $[        ], $[        ] of which would be borne by the Fund and $[        ] of which would be paid by LMPFA.  These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of this Prospectus, and the actual offering expenses to be paid by the Fund may vary substantially from these estimates.  The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above.  However, these expenses will be borne by shareholders and result in a reduction of the net asset value of the Common Shares.

(2)                      You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)                      The annual “Other Expenses” shown in the table above is based upon estimated amounts for the current fiscal year and assumes that the Fund issues approximately                  Common Shares.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a shareholder, would bear directly or indirectly.  The amount set forth under “Other Expenses” in the table is based upon estimates for the current fiscal year and assumes the Fund issues [            ] Common Shares.  If the Fund issues fewer Common Shares, all other things being equal, these expenses as a percentage of net assets attributable to Common Shares would increase.  See “Management of the Fund.”

Example

The following example illustrates the expenses (including the sales load of $[    ] and estimated expense of this offering of $[       ]) that you would pay on a $1,000 investment in Common Shares, assuming (i) “Total Annual Expenses” of        % of net assets attributable to Common Shares and (ii) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(1)          The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on April 24, 2009, pursuant to the Articles. As a newly organized entity, the Fund has no operating history. The Fund’s principal executive office is located at 55 Water Street, New York, New York 10041, and its telephone number is (888) 777-0102.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $           ($        if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Fund will pay all of its offering costs up to $0.04 per Common Share and the Manager has agreed to pay (i) all of the Fund’s organizational costs estimated to be $[    ] and (ii) the Fund’s offering costs (other than sales load) in excess of $0.04 per Common Share.

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be primarily invested in tax-exempt short-term money market instruments. The Fund may also invest in U.S. Government securities or high quality, short-term money market instruments, which may generate taxable income.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to provide high current income and then to liquidate on or about December 2, 2024 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are fundamental and may not be changed without shareholder approval.

This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use. More information about the Fund’s investments and portfolio management techniques and the associated risks is included in the SAI.

Investment Strategies

The Fund seeks to achieve its primary investment objective by investing, under normal market conditions, at least 80% of its total managed assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. “Corporate fixed income securities” include corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as preferred shares, Senior Loans Second Lien Loans, loan participations, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances other hybrid instruments. Instead of investing directly in particular securities, the Fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure.  Certain corporate debt instruments, such as convertible securities, also may include the right to participate in equity appreciation, and Western Asset will generally evaluate those instruments based primarily on their debt characteristics.

The Fund may invest up to 20% of its total managed assets in (i) corporate fixed income securities of below investment grade quality (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment (ii) other securities, including obligations of the U.S. Government, its agencies or instrumentalities, common stocks, warrants and depository receipts. Corporate fixed income securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.  See “Risks—Below Investment Grade (High Yield) Securities Risk.”

“Investment grade” quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s ), or if unrated are determined by the Subadviser to be of comparable quality to the securities in which the Fund may otherwise invest. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO (such securities are commonly referred to as split-rated securities).

As used in this Prospectus, “managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

The Fund may invest all of its assets in U.S. dollar denominated securities and up to 20% of its total assets in non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts indices or swap agreements. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques. The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

The Fund may invest all or a portion of its total assets in illiquid securities, which are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. See “Risks—Liquidity Risks.”

The Subadviser will buy and sell securities for the Fund’s portfolio to seek to provide a high level of current income during the Fund’s fifteen year term and will select securities constituting a portfolio which the Subadviser believes does not involve undue risk to income or principal considered in relation to the particular investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding corporate fixed income securities permitted by its investment policies if the Subadviser determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to excessive risk.  The potential for realization of capital gains resulting from possible changes in interest rates will be a secondary consideration in the selection of securities.

The Fund may not change its policy to invest at least 80% of its total managed assets in investment grade corporate fixed income securities of varying maturities unless it provides shareholders with at least 60 days’ written notice of such change.

Credit Ratings and Unrated Securities.  Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P, Moody’s and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.  Western Asset does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (which are not rated by a rating agency) if the Subadviser determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Subadviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Subadviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Selection of Investments. The Subadviser select securities constituting a portfolio which the Subadviser believes does not involve undue risk to income or principal considered in relation to the particular investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding corporate fixed income securities permitted by its investment policies if the Subadviser determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will be a secondary consideration in the selection of securities.

In purchasing securities and other investments for the Fund, the Subadviser may take full advantage of the entire range of maturities and durations offered by corporate fixed income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and durations and its expectations of future changes in interest rates. As the termination date of the Fund approaches, the Subadviser may manage the Fund’s assets in a manner which causes the dollar weighted average maturity of its assets to shorten and/or increase the percentage of cash or cash equivalents in the Fund’s portfolio.

Allocation. The Subadviser may allocate and reallocate the Fund’s assets from time to time among the types of securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type of security.

The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions. During such periods, the Fund may invest substantially all of its assets in obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest categories by at least one NRSRO; commercial paper rated in the highest categories by any such rating agency; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed income securities that the Subadviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See “The Fund’s Investments” and “Risks—Derivatives Risk” in this Prospectus and “Investment Policies and Techniques” in the SAI.

Percentage Limitations. Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets.

Segregation and Cover Requirements. Futures contracts, interest rate swaps, short sales, reverse repurchase agreements options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the Commodity Futures Trading Commission (“CFTC”) or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Portfolio Contents

Corporate Bonds.  The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities.  Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates, and may also be affected by the credit rating of the corporation, the corporation’s performance, perceptions of the corporation in the marketplace and general market liquidity. The value of the intermediate- and longer-term corporate bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by a bond.

Commercial Paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.]

Convertible Securities and Synthetic Convertible Securities.  The Fund may invest in convertible securities, which are corporate fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have general characteristics similar to both debt securities and equity securities. The Subadviser will generally evaluate these instruments based primarily on their debt characteristics. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

The Fund is not required to dispose of common stock if, due to a conversion of convertible securities into the underlying shares of common stock, greater than 20% of the Fund’s total managed assets are invested in corporate fixed income securities of below investment grade quality and other securities, obligations of the U.S. Government, its agencies or instrumentalities, common stocks, warrants and depository receipts.

Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Derivatives.  The Fund may use a variety of derivative instruments a part of its investment strategies or for hedging or risk management purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates and related indices. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, indexed securities and credit linked notes credit default swaps and other swap agreements.  The Fund may sell certain fixed income securities short including, but not limited to, U.S. Treasuries, for investment and/or hedging purposes.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC and the federal income tax requirements applicable to regulated investment companies.

As part of its strategies, the Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into the interest rate and currency transactions discussed below and enter into other similar transactions which may be developed in the future to the extent the Subadviser determines that they are consistent with the Fund’s investment objectives and policies and applicable regulatory requirements (collectively, “derivative transactions”). The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. The derivative transactions that the Fund may use are described below.

Derivative transactions present certain risks. In particular, the variable degree of correlation between price movements of instruments the Fund has purchased or sold and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund’s position. In addition, certain derivative instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they may tend to limit any potential gain which might result from an increase in the value of such position.

Successful use of derivative transactions by the Fund is subject to the ability of the Subadviser to correctly predict movements in the direction of interest rates and other factors affecting markets for securities. These skills are different from those needed to select portfolio securities. If the Subadviser’s expectations are not met, the Fund would be in a worse position than if a derivative transaction had not been pursued. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increased instead, the Fund would lose part or all of the benefit of the increased value of its securities because it would have offsetting losses in its derivatives positions. Losses due to derivative transactions will reduce net asset value. See “Risk Factors—Derivatives Risk.”

The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. See “Tax Matters.”

Credit Default Swaps.  The Fund may enter into credit default swap contracts for investment purposes and to leverage its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. These payments are based on the difference between an interest rate applicable to the relevant issuer less a benchmark interest rate for a given maturity. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations.

As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The Fund will maintain cash or securities in a segregated account with a value at least equal to the aggregate market value of the credit default swaps of which it is the seller, adjusted daily. To the extent assets are segregated, these instruments will not be considered “leverage” by the Fund for the purposes of the 1940 Act.

For hedging purposes, the Fund may also purchase credit default swaps, in which case it would make periodic payments to the counterparty in exchange for the right to receive the notional value of the underlying debt obligation in the event of a default.

U.S. Government Securities.  The Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. U.S. government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk.

Preferred Stock.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

Reverse Repurchase Agreements and Dollar Roll Transactions.  A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Subadviser based on guidelines established by the Board, present minimal credit risks. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Subadviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities, and if the value of the underlying securities has decreased, the Fund could experience a loss.

While engaging in reverse repurchase agreements, the Fund will maintain cash or securities in a segregated account with a value at least equal to the Fund’s obligation under the agreements, adjusted daily. To the extent assets are segregated, these instruments will not be considered “leverage” by the Fund for the purposes of the 1940 Act.

Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements may be viewed as a borrowing by the Fund to the extent a segregated account is not established.

The Fund may also enter into dollar roll transactions in which the Fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Securities Rated Below Investment Grade (High Yield).  The Fund may invest up to 20% of its total managed assets in corporate fixed income securities rated below investment grade which are commonly referred to as “high yield” securities or “junk bonds.” The issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices, increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or issuer specific events will make the issuer unable to make interest and/or principal payments and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity. See “Risks—Below Investment Grade (High Yield) Securities Risk.”

Securities are considered to be rated below investment grade if they are rated, at the time of purchase, by at least one NRSRO below its top four long-term rating categories or if they are unrated but determined by the Subadviser to be of equivalent quality. If a corporate security is considered investment grade at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Subadviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders.

Senior Loans.  Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes.

Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates.

The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Because of prepayments, the Subadviser expects the average life of the Senior Loans in which the Fund invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Many Senior Loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the SEC, or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Subadiver will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality.

Because of the protective features of Senior Loans, the Subadviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment gradedebt obligations. The Subadviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s yield may be lower. See “Risks—Liquidity Risk” and “Risks—Senior Loan Risk.”

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Fund invests in floating-rate Senior Loans, the Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund invested in fixed rate obligations.  Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

The Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss.

At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

The Fund may purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Fund may also purchase, without limitation, participations in Senior Loans. The participation by the Fund in a lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

The Subadviser may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Subadviser will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Second Lien Loans. The Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. See “Risks-Second Lien Loans.”

Non-U.S. Securities and Currencies.  The Fund may invest up to 20% of its total assets in instruments denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See “Risks — Currency Risk.”  The Fund may also invest without limit in securities of non-U.S. issuers denominated in U.S. dollars.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.  To the extent assets are segregated, these transactions will not be considered “leverage” by the Fund for the purposes of the 1940 Act.

Repurchase Agreements.  The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Other Investment Companies.  The Fund may invest in securities of other closed-end or open-end investment companies that invest primarily in bonds or other securities and instruments of the types in which the Fund may invest directly to the extent permitted by the 1940 Act. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive bonds available in the market, or when Western Asset believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Western Asset or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Western Asset will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the sections entitled “Risks—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Western Asset.

Defensive Strategies

At times the Subadviser may judge that conditions in the markets for corporate fixed income securities make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its shareholders. At such times the Subadviser may, temporarily, use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary defensive position, it may be unable to achieve its primary investment objective.

In implementing these “defensive” strategies, the Fund may invest substantially all of its assets in obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest categories by S&P, Moody’s or Fitch; commercial paper rated in the highest categories by any such rating agency; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed income securities that the Subadviser considers consistent with this strategy. It is impossible to predict if, when or for how long the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See “Dividend Reinvestment Plan.”

Additional Investment Activities

Certain Interest Rate Transactions.  In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes.

Loans of Portfolio Securities.  Although the Fund may lend portfolio securities, the Fund does not currently intend to engage in this practice. By lending portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent and may not be able to recover the securities at all. To the extent that, in the meantime, the value of the securities the Fund loaned has increased, the Fund could experience a loss.

The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the borrower, will be monitored by the Subadviser, and will be considered in making decisions with respect to lending securities, subject to review by the Board.

The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted by the Fund.

Pre-Refunded Corporate Fixed Income Securities.  The principal of, and interest on, pre-refunded corporate fixed income securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded corporate fixed income securities. Issuers of corporate fixed income securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded corporate fixed income securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded corporate fixed income securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Use of Leverage.  The Fund does not intend to leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act.  In addition, the Fund may lend portfolio securities, purchase securities on a when-issued or delayed delivery basis and enter into transactions such as reverse repurchase agreements and credit default swaps that may have the economic effect of leverage (“effective leverage”).

If the Fund utilizes these trading practices, it will establish segregated accounts in which it will maintain liquid assets in an amount at least equal in value to the Fund’s commitments, which may be adjusted on a daily basis.  To the extent assets are segregated, these transactions will not be considered “leverage” for the purposes of the 1940 Act.  These transactions may create an opportunity for increased returns but may also compound losses on the Fund’s Common Shares if the return on the transactions is negative or if the cost of leverage exceeds the return on the Fund’s investments. See “Leverage,” “Risks—Leverage Risk” and “Description of Shares—Preferred Shares.”

During periods when the Fund is using financial leverage, the fees paid to the Manager for advisory services will be higher than if the Fund did not use financial leverage because the fees paid will be calculated on the basis of the Fund’s managed assets. Because the fees received by the Manager and Subadviser are based on the total managed assets of the Fund, the Manager and Subadviser have a financial incentive for the Fund to use financial leverage, which may create a conflict of interest between the Manager and Subadviser and the shareholders. There is no assurance that the Fund’s strategy of investing in instruments that have the economic effect of financial leverage will be successful. See “Description of Shares—Borrowings.”

New Securities and Other Investment Techniques.  New types of securities and other investment and hedging practices are developed from time to time. Western Asset expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if Western Asset believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, Western Asset may use investment techniques and instruments that are not specifically described herein.

Limited Term

The Fund will terminate on or about December 2, 2024. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. The Fund does not seek to return $20 per share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20 per share. Prior to such termination, the Board of Directors will consider whether it is in the best interests of shareholders to terminate and liquidate the Fund. If the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on or about December 2, 2024 would not be in the best interests of shareholders, the Board of Directors will present an appropriate amendment to the Articles at a regular or special meeting of shareholders. Unless the termination date is amended by shareholders in accordance with the Articles, the Fund will be terminated on or about December 2, 2024 (regardless of any change in state law affecting the ability of the Board of Directors to amend the Articles).

Fundamental Investment Policies

The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental investment policies may not be changed without the approval of the holders of a majority of the outstanding Common Shares. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Objectives” and “Investment Policies and Techniques” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Portfolio Turnover

It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when the Subadviser believes such trading is, in light of prevailing economic and market conditions in the best interests of the Fund’s shareholders. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

No History of Operations

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading.

Investment and Market Risk.

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the corporate fixed income securities and other assets owned by the Fund, most of which could be purchased directly. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. In addition, if the current national economic downturn continues into a prolonged recession or deteriorates further, the ability of corporations to collect revenue and service their obligations could be materially and adversely affected.

Interest Rate Risk

The market value of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations is generally greater for securities with longer maturities. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Credit Risk

Credit risk is the risk that one or more corporate fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets continue to adversely affect the broader economy, the credit quality of issuers of corporate fixed income securities in which the Fund may invest would be more likely to decline, all other things being equal. Changes by an NRSRO in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund’s investments. If a corporate security is considered investment grade at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Subadviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Corporate fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Below Investment Grade (High Yield) Securities Risk

Corporate fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Corporate fixed income securities rated as low as C by Moody’s, CCC or lower by S&P or CC or lower by Fitch are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security. To the extent that the rating assigned to a corporate security is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for corporate fixed income securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade corporate fixed income securities.

Corporate fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund’s Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Senior Loan Risk

Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. See “Risks— Below Investment Grade (High Yield) Securities Risk.” Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the Subadiviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Subadiviser.

The Fund may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid securities are also difficult to value.

Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. See “The Fund’s Investments—Portfolio Contents—Senior Loans.”

Second Lien Loans Risk

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities. See “The Fund’s Investments—Portfolio Contents—Second Lien Loans.”

Liquidity Risk

The Fund may invest all or a portion of its total assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Subadviser believes it is desirable to do so.

Derivatives Risk

The Fund may utilize a variety of derivative instruments for investment, hedging or risk management purposes, such as futures contracts, options, swap agreements and credit default swaps. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. See “Investment Policies and Techniques—Derivatives—Risk Factors” in the SAI.

Equity Risk

The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Foreign (Non-U.S.) Investment Risk

A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Subadviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Short Sales Risk

To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own or otherwise engages in economically similar transactions through the use of derivatives such as options, forwards or futures contracts. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including corporate fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including corporate fixed income securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, such as at the present, the Fund may not be able to sell corporate fixed income securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of corporate fixed income securities by market participants, such as the Fund, that are seeking liquidity can further reduce corporate security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s corporate fixed income securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio. See “Risks—Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk.”

Government Intervention in Financial Markets

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its primary investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Subadviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s primary investment objective, but there can be no assurance that it will be successful in doing so.

Limited Term Risk

It is anticipated that the Fund will terminate on or about December 2, 2024. The Fund does not seek to return $20 per share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders which may be more than, equal to or less than $20 per share.

Credit Default Swap Risk

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund will at all times segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty including, as a seller of protection, the full notional amount of the credit swap), on a marked-to-market basis (as calculated pursuant to requirements of the SEC. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured corporate fixed income securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Prepayment Risk

During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and Second Lien Loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Inflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline.

Leverage Risk

The Fund does not intend to leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act.  In addition, the Fund may lend portfolio securities, purchase securities on a when-issued or delayed delivery basis, invest in certain instruments, and enter into transactions such as reverse repurchase agreements, credit default swaps and short sales that have the economic effect of financial leverage.  Any effective leverage will create an opportunity for increased returns but may also compound losses on the Fund’s Common Shares if the return on the Fund’s investments is negative or if the cost of leverage exceeds the return on the Fund’s investments.  The effective leverage offered by such investments could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in them. Because the fees received by the Manager and Subadviser are based on the total managed assets of the Fund, the Manager and Subadviser have a financial incentive for the Fund to use financial leverage, which may create a conflict of interest between the Manager and Subadviser and the shareholders. There is no assurance that the Fund’s strategy of investing in instruments that have the economic effect of financial leverage will be successful.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Market Disruption and Geopolitical Risk

The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than on higher rated securities.

Risks of Futures and Options on Futures

The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

•                  Successful use of hedging transactions depends upon the Subadviser’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

•                  There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

•                  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

•                  There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

•                  There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called corporate fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Share price or its overall return.

When-Issued and Delayed-Delivery Transactions Risk

The Fund may purchase corporate fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself. Similar concerns arise for securities sold on a delayed-delivery basis.

Market Price Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, above or below net asset value or at, above or below the initial public offering price. The Common Shares are designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Portfolio Turnover Risk

Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments.” The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M. See “Tax Matters.”

Anti-Takeover Provisions

The Fund’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Articles of Incorporation and By-Laws.”

Temporary Defensive Strategies Risk

When the Subadviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or short-term fixed income securities. To the extent that the Fund invests defensively, it may not achieve its primary investment objective.

MANAGEMENT OF THE FUND

Directors and Officers

The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, the Manager and the Subadviser, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain Directors and Officers of the Fund are affiliated with Legg Mason, the parent corporation of the Manager and the Subadviser. All of the Fund’s executive officers hold similar offices with some or all of the other funds advised by the Manager.

Manager

Legg Mason Partners Fund Advisor, LLC, located at 620 Eighth Avenue, New York, New York, serves as the Fund’s investment manager. The Manager is a registered investment adviser and will be responsible for administrative and management services to the Fund. As of December 31, 2008, the Manager’s total assets under management were approximately $172 billion. The Manager is a wholly-owned subsidiary of Legg Mason. Legg Mason is a global asset management firm. As of December 31, 2008, Legg Mason’s asset management operation had aggregate assets under management of approximately $698.2 billion.

The Subadviser

Western Asset Management Company, located at 385 East Colorado Boulevard, Pasadena, California, serves as the Fund’s subadviser. The Subadviser, a wholly-owned subsidiary of Legg Mason, is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund’s Board of Directors and the Manager. As of December 31, 2008, the Subadviser and its supervised affiliates had approximately $513.3 billion in assets under management.

However, investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Subadviser acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund.

In connection with the Subadviser’s service to the Fund, Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western London”) will provide certain sub-advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments for the benefit of the Fund pursuant to sub-advisory agreements with each of Western Singapore, Western Japan and Western London.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Japan was founded in 1991 and has offices at 36F Shin-  Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.  Western London was founded in 1984 and has offices at 10 Exchange Square,  Primrose Street, London EC2A2EN.

The Subadviser will pay each of Western Singapore, Western Japan and Western London a fee for its services at no additional expense to the Fund. The fee will be based upon a percentage of the management fee equal to the amount of the Fund’s assets the Subadviser allocates to Western Singapore, Western Japan and Western Asset London, respectively, to manage.  Western Singapore, Western Japan and Western London are wholly-owned subsidiaries of Legg Mason.

Investment Management Agreement and Subadvisory Agreements

Under the Fund’s management agreement with LMPFA, subject to the supervision and direction of the Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objectives and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (iv) maintaining the Fund’s existence and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Manager also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The Fund’s management agreement will continue in effect, unless otherwise terminated, until 2011 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund’s management agreement provides that LMPFA may render services to others. The Fund’s management agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s management agreement provides that neither LMPFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for the Fund is provided by Western Asset.

Western Asset provides services to the Fund pursuant to a sub-advisory agreement between LMPFA and Western Asset. Under the sub-advisory agreement, subject to the supervision and direction of the Fund’s Board and LMPFA, Western Asset will manage the Fund’s portfolio in accordance with the Fund’s stated investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The sub-advisory agreement between LMPFA and Western Asset for the Fund will continue in effect, unless otherwise terminated, until 2011, and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate that Fund’s sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate the sub-advisory agreement on 90 days’ written notice to the Fund and LMPFA. LMPFA and Western Asset may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreement will terminate automatically in the event of assignment by Western Asset and shall not be assignable by LMPFA without the consent of Western Asset.

For its services, the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.60% of the Fund’s average daily managed assets. The Fund will pay all of its offering costs up to and including $0.04 per Common Share. The Manager has also agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than the sales load) that exceed $0.04 per Common Share. The Fund’s management fee and other expenses are borne by the shareholders.

The Subadviser will receive a subadvisory fee from the Manager, payable monthly, in an amount equal to 70% of the Fund’s fee paid to the Manager by the Fund. No advisory fee will be paid by the Fund directly to the Subadviser.

The Subadviser will pay each of Western Singapore, Western Japan and Western London a fee for its services at no additional expense to the Fund. The fee will be based upon a percentage of the management fee equal to the amount of the Fund’s assets the Subadviser allocates to Western Singapore, Western Japan and Western Asset London, respectively, to manage.

The basis for the Board of Directors’ initial approval of the Fund’s investment advisory and sub-advisory agreements will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment advisory and sub-advisory agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Subadviser Philosophy

The Subadviser’s objective for fixed income management is to provide clients with diversified, tightly controlled, value-oriented portfolios.

The Subadviser’s management style emphasizes the use of multiple strategies and active sector rotation and issue selection. This philosophy is implemented through uniform application of the following key strategic points:

Value investing. Value investing is the Subadviser’s fundamental approach. As sector rotators, the Subadviser seeks out the greatest long-term value by assiduously analyzing all sectors of the fixed income market.

Multiple strategies. The Subadviser employs multiple strategies, proportioned so that results do not depend on one or two opportunities, and that no single adverse market event should have an overwhelming effect. The Subadviser believes this approach can add incremental value over time and can help to reduce volatility.

Integrated Team Approach. The Subadviser’s fixed income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. The investment responsibilities of each sector group are distinct, yet results are derived from the constant interaction that unites the specialty groups into a cohesive investment management team. The sector teams are comprised of the Subadviser’s senior portfolio managers, research analysts, and an in-house economist who are highly skilled and experienced in all major areas of the fixed income market. They exchange views on a daily basis and meet more formally twice each month to review the Subadviser’s economic outlook and investment strategy. This structure seeks to ensure that client portfolios benefit from a consensus that draws on the expertise of all team members.

Subadviser Investment Process

The strategic goal at the Subadviser is to add value to client portfolios while adhering to a disciplined risk control process. The Subadviser’s investment philosophy combines traditional analysis with innovative technology applied to all sectors of the market. The Subadviser believes inefficiencies exist in the fixed income markets and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are:

•  Sector & Sub-Sector Allocation

•  Issue Selection

•  Duration

•  Term Structure

These areas represent the primary sources of value added in active fixed income management. Different investment approaches result from the relative weight attributed to each factor. Historical analyses of performance attribution indicate that sector allocation and issue selection contribute the majority of value added by the Subadviser, while duration and term structure decisions account for the remainder.

Sector & Sub-Sector Allocation. The Subadviser has been successfully rotating among and within sectors of the bond market. Members of the Subadviser’s Global Investment Strategy Group continually analyze the broad economic environment to determine the potential impact on sector performance. They study historical yield spreads, identify the fundamental factors that influence yield spread relationships and relate these findings to the Subadviser’s projections to determine attractive alternatives.

Issue Selection. Issue selection is a bottom-up process to determine mispriced or undervalued securities. The Subadviser’s sector teams provide an ongoing assessment of changing credit characteristics and of securities with characteristics such as (i) floating interest rates, (ii) hidden underlying assets or credit backing, (iii) securities issued in mergers and (iv) newly issued securities. Armed with these sector and issue analyses, the sector teams and portfolio manager select issues opportunistically.

While the Subadviser concentrates on investment grade securities, the Subadviser’s analysts have proven very successful in analyzing lower grade credits. Securities rated at the lower end (BBB) of the investment grade scale, and those at the higher ranges below that (BB), have proven particularly attractive. It is anticipated that these securities will continue to offer exceptional risk-adjusted opportunities. The Subadviser believes that authority to use at least the full range of investment grade credit, when combined with proper risk control guidelines, is a prudent exercise of fiduciary responsibility.

Duration. The Global Investment Strategy Group decides on a duration target based on a comprehensive analysis of domestic and international macroeconomic factors as well as the general political environment. The underlying belief is that interest rates are primarily determined by the level and direction of inflation, and that inflation is primarily a monetary phenomenon. The Global Investment Strategy Group weighs its views against market expectations, taking on more risk as its views diverge from the market and less risk as they converge. The consensus is not to attempt to time the market, but rather to identify and stay with long-term trends.

Term Structure. The Subadviser closely monitors shifts in the yield curve because the relationship between short, intermediate and long maturity securities is essential to constructing a long-term investment horizon.

Risk is managed by controlling term structure relative to a target portfolio and by assessing the convexity of the Subadviser’s holdings.

Investment Management Team

Set forth below is information regarding the team of professionals at the Subadviser primarily responsible for overseeing the day-to-day operations of the Fund. The Subadviser utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

NAME, ADDRESS AND TITLE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the SAI.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company.  [                ] (“    ”) has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus. However, it is anticipated that [            ] will no longer be a control person once the offering is completed.

NET ASSET VALUE

The Fund determines the net asset value of its Common Shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per Common Share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable) by the total number of Common Shares outstanding. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities. The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ net asset value is made in accordance with generally accepted accounting principles.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Shares’ net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

The Fund intends to distribute its net investment income on a monthly basis and to distribute annually any realized capital gains. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.

Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Shares, will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

Managed Distribution Policy

An affiliate of the Investment Manager has received an exemptive order from the SEC under the 1940 Act facilitating the implementation of a managed distribution policy for certain funds for which it provides investment management services, including the Fund. The Fund does not intend to implement a managed distribution policy at this time; however, the Board may, at the request of the Investment Manager and Subadviser, adopt a managed distribution policy in the future.

Under a managed distribution policy, the Fund would intend to make monthly distributions to shareholders at a fixed rate per Common Share or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a managed distribution policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the “Excess”), the Excess distributed from the Fund’s assets would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. In certain events, amounts distributed to shareholders may have to be subsequently recharacterized as a return of capital for tax purposes. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. See “Tax Matters.”

In the event the Fund distributed the Excess, such distribution would decrease the Fund’s total assets and, as a result, will have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Board of Directors reserves the right to change the dividend policy from time to time.

DIVIDEND REINVESTMENT PLAN

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the shareholders (the “Plan Agent”), in additional Common Shares under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)  If the market price of the Common Shares on the record date (or, if the record date is not an NYSE trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the net asset value per share at the close of trading on the NYSE on the determination date.

(2)  If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the net asset value per share at the close of trading on the NYSE on the determination date.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219.

DESCRIPTION OF SHARES

Common Shares

The Articles authorize the issuance of 100,000,000 Common Shares, par value $0.001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. The Board of Directors, without shareholder vote, can increase or decrease the aggregate number of Common Shares outstanding and can reclassify any authorized but unissued shares.

The Fund intends to apply to list its Common Shares on the New York Stock Exchange (the “NYSE”).  Listing on the NYSE is a condition for commencing our operations.  The trading or “ticker” symbol of the Common Shares is expected to be “[   ].”  The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the NYSE requirements in order for the Common Shares to remain listed.

Net asset value will be reduced immediately following the offering by the amount of the sales load and the offering expenses paid by the Fund up to and including $0.04 per Common Share. The net asset value of Common Shares will be further reduced by the underwriting fees.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell Common Shares already held, the shareholder may conveniently do so by trading on the NYSE through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value.

The market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares.”

The Articles provide that the Fund will terminate on or about December 2, 2024. Upon its termination, the Fund will distribute substantially all of its net assets to holders of shareholders, after making appropriate provision for any liabilities of the Fund. Prior to such termination, the Board of Directors of the Fund will consider whether it is in the best interests of shareholders to terminate and liquidate the Fund. If the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on or about December 2, 2024 would not be in the best interests of shareholders, the Board of Directors will call a special meeting of shareholders to consider an appropriate amendment to the Articles. To approve such an amendment, the Articles require either (i) the affirmative vote of at least 75% of the Board of Directors and at least 75% of the votes entitled to be cast by shareholders or (ii) the affirmative vote of 75% of the Continuing Directors (defined below) and the approval of the holders of a majority of the votes entitled to be cast thereon by shareholders.

Each of the outstanding Common Shares entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series, the shareholders will possess the exclusive voting power. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding Common Shares can elect all of the directors then standing for election, and the holders of the remaining Common Shares will not be able to elect any directors.

Preferred Shares

The Articles provides that the Board of Directors may authorize and issue preferred shares, with rights as determined by the Board, without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued.

The Fund does not intend to leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Board of Directors reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently prohibits the Fund from declaring dividends on its Common Shares if the aggregate liquidation preference of all outstanding preferred shares exceeds 50% of the value of the Fund’s total assets, less liabilities and indebtedness of the Fund that are not senior securities of the Fund.

Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions will be determined by the Board of Directors, subject to applicable law and the Articles, it is likely that the liquidation preference, voting rights and redemption provisions of any preferred shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of Common Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the directors of the Fund at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust.”

As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. If preferred shares are issued, the Board of Directors anticipates that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class. The affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of any preferred shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

If the Board of Directors determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund’s Articles. The Board of Directors, without the approval of the holders of Common Shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Borrowings

Although the Fund does not intend issue senior securities such as preferred shares or debt instruments, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act. The Articles authorize the Fund, without prior approval of the shareholders, to issue notes or other evidence of indebtedness (including bank borrowings and commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. The 1940 Act requires the Fund to maintain at all times asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings would be senior to those of the shareholders, and the terms of any such borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the borrowings. Certain trading practices and investments, such as reverse repurchase agreements and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions.

In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.

Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances.

Voting Rights. The 1940 Act (in certain circumstances) grants to holders of senior securities certain rights if the Fund fails to maintain certain asset coverage requirements under the 1940 Act. The 1940 Act (in certain circumstances) also grants to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

The discussion above describes the Board of Directors’ present intention with respect to any Borrowings. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Articles.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION
AND BY-LAWS

The Fund has provisions in its Articles and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

Commencing with the first annual meeting of shareholders, if there are three or more Directors at that time, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding Common Shares of the Fund entitled to be cast for the election of directors.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person, other than an investment company advised by the Manager, who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since January 15, 2009, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. To amend the Articles to change any of the provisions of this paragraph, the preceding paragraph and the following paragraph, the Articles require either (i) the affirmative vote of at least 75% of the Board of Directors and at least 75% of the votes entitled to be cast by shareholders or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by shareholders.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i)  merger, consolidation or statutory share exchange of the Fund with or into any other person;

(ii)  issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuance of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

(iii)  sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv)  the voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Articles to terminate the Fund’s existence; or

(v)  unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under federal or Maryland law.

However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required. The Fund’s Articles and By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders’ meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

Reference is made to the Articles and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the Common Shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The Fund has provisions in its Articles and By-Laws that authorize the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the By-Laws, absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person will be based upon the reasonable determination of independent counsel or nonparty independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, liquidity will be provided through trading in the open market. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market but is under no obligation to do so.

TAX MATTERS

The discussions below and certain disclosure in the SAI provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset. You will be a U.S. shareholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Shares.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the

Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, at least 98% of its ordinary taxable income and at least 98% of its capital gain net income, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required percentages of such distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax. To avoid the imposition of this excise tax, the Fund intends to make the required distributions of its ordinary taxable income and its capital gain net income, to the extent possible, by the close of each calendar year.

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders before January 1, 2011.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund. shareholders receiving distributions in the form of additional Common Shares of the Fund (i) will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new Common Shares that are trading at or above net asset value, and (ii) will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares if the Fund issues new Common Shares that are trading at or above net asset value.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

In general, the sale or other disposition of Common Shares will result in capital gain or loss to shareholders. A shareholder’s gain or loss generally will be a long-term gain or loss if the Common Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law net capital gains will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010 (and thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise), while short-term capital gains and other ordinary income will be taxed at a maximum rate of 35%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Shares. In addition, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the Fund may be subject to federal withholding tax. To the extent that Fund distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the Fund as

“interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2010.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding at the rate of 28% on your taxable distributions, dividends (including exempt-interest dividends), and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

UNDERWRITING

[                     ] is acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of the final Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares of beneficial interest set forth opposite the underwriter’s name.

Underwriter	Number of Common Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown in the table above if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $            per Common Share. The sales load the Fund will pay of $             per Common Share is equal to          % of the initial public offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $      per Common Share on sales to other dealers. If all of the Common Shares are not sold at the initial public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before            , 2009. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation. The Manager (and not the Fund) has agreed to pay to                    , from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $             . If the over-allotment option is not exercised, the structuring fee paid to              will not exceed                                 % of the gross offering proceeds.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the filing fees incident to, and the reasonable fees and disbursements of counsel to the underwriters in connection with, the review by Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Common Shares and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Common Shares. The total amount of such expenses paid by the Fund will not exceed                         % of the gross offering proceeds.

The total amount of the underwriters’ additional compensation payments by the Manager and, in the case of the expenses described above, the Fund, will not exceed                   % of the gross offering proceeds. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the underwriters and other expenses, will not exceed        % of the gross offering proceeds.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to              additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Fund has agreed that, for a period of                       days from the date of this Prospectus, it will not, without the prior written consent of                        , on behalf of the underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares.                      , in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

The underwriters have undertaken to sell Common Shares to a minimum of 400 beneficial owners in lots of 100 or more Common Shares to meet the NYSE distribution requirements for trading.

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares.

Paid by Fund
	No exercise	Full exercise
Per Common
Share	$	$
Total	$	$

The Fund, the Manager and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No underwriter, however, is obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a Prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering,                            , on behalf of itself and the other underwriters, may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A Prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the Prospectus in electronic format, the information on any such underwriter’s website is not part of this Prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform services for the Manager and its affiliates in the ordinary course of business.

Prior to the initial public offering of Common Shares, the Manager purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of                        is                         .

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is                           . The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is                                .

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York and for the underwriters by                          . Simpson Thacher & Bartlett LLP and may rely as to certain matters of Maryland law on the opinion of                                     .

Until                     (25 days after the date of this Prospectus) all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealer’s obligation to deliver a Prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

            Shares
Western Asset Investment Grade Defined Opportunity Trust Inc.
Common Shares

PROSPECTUS
              , 2009

Western Asset Investment Grade Defined Opportunity Trust Inc.

STATEMENT OF ADDITIONAL INFORMATION

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated            , 2009, and as it may be supplemented (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available), and additional information about the Fund may be obtained without charge by calling (888) 777-0102, by writing to the Fund at 55 Water Street, New York, NY 10041 or by visiting the Fund’s website (http://www.leggmason.com/cef).  The information contained in, or accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information.  Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated             , 2009.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide high current income and then to liquidate on or about December 2, 2024 and distribute all of the Fund’s net assets to holders shareholders. As a secondary investment objective, the Fund will seek total return.  There can be no assurance the Fund will achieve its investment objectives.  The Fund’s investment objectives are fundamental and may not be changed by the Fund’s Board of Directors without shareholder approval.

Investment Restrictions

The following restrictions, along with the Fund’s investment objectives are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  For purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.  The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board without shareholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions, the Fund may not:

(1) make loans to other persons, except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(2) underwrite the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the sale and purchase of portfolio securities;

(3) invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to tax-exempt securities other than those tax-exempt securities backed only by assets and revenues from non-governmental users, nor shall it apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(4) purchase or sell real estate or interests therein other than corporate securities secured by real estate or interests therein;

(5) purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(6) make short sales of securities or purchase any securities on margin, except as described under the heading “The Fund’s Investments” in the Prospectus; and

(7) borrow money, except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The Fund may not change its policy to invest at least 80% of its total managed assets in investment grade corporate fixed income securities of varying maturities unless it provides shareholders with at least 60 days’ written notice of such change.

With respect to the limitation regarding making loans to other persons set forth in subparagraph (1) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that

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security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (2) above, a technical provision of the 1933 Act deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (2) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of applying the limitation set forth in subparagraph (3) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a governmental entity are not considered to represent industries.

With respect to the limitation regarding the purchase or sale of commodities, commodity futures contracts or commodity options set forth in subparagraph (5) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

With respect to the limitation regarding the Fund’s ability to borrow set forth in subparagraph (7) above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Subadviser to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until the Subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, the Subadviser will treat the security as being in the highest rating category.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

The Fund seeks to achieve its primary investment objective by investing, under normal market conditions, at least 80% of its total managed assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. “Corporate fixed income securities” include corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as preferred shares, senior secured floating rate and fixed rate loans or debt (“Senior Loans”), second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and loan participations, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances other hybrid instruments. Instead of investing directly in particular securities, the Fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure.  Certain corporate debt instruments, such as convertible securities, also may include the right to participate in equity appreciation, and Western

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Asset will generally evaluate those instruments based primarily on their debt characteristics.  “Investment grade” quality securities are those that, at the time of investment, are either rated by one of the nationally recognized statistical rating organizations (“NRSROs”) within the four highest letter grades (including BBB- or higher by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investor Services, Inc. (“Moody’s”)), or if unrated are determined by the Subadviser to be of comparable quality to the securities in which the Fund may otherwise invest. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO (such securities are commonly referred to as split-rated securities).

Corporate Bonds

The Fund may invest in corporate bonds.  Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund’s investment objectives and policies as described in the Prospectus. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates, and may also be affected by the credit rating of the corporation, the corporation’s performance, perceptions of the corporation in the marketplace and general market liquidity. The value of the intermediate- and longer-term corporate bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by a bond.

The Fund has the flexibility to invest in corporate bonds that are below investment grade quality.  Corporate bonds rated below investment grade quality (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch) are commonly referred to as “high yield” securities or “junk bonds.”  Issuers of securities rated Ba1/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Corporate bonds rated Baa3 or BBB- or above are considered “investment grade” securities. Corporate bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while corporate bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Corporate bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for corporate bonds unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Subadviser’s research and analysis when investing in these securities.

A general description of Moody’s, S&P’s and Fitch’s ratings of corporate bonds is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the corporate bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, corporate bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Subject to rating agency guidelines, the Fund may invest a significant portion of its net assets in broad segments of the corporate bonds market.  If the Fund invests a significant portion of its net assets in one segment, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the corporate bonds market.

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Other Investments

The Fund may invest up to 20% of its total managed assets in (i) corporate fixed income securities of below investment grade quality (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment and (ii) other securities, including obligations of the U.S. Government, its agencies or instrumentalities, common stocks, warrants and depository receipts. Corporate fixed income securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal

Securities Rated Below Investment Grade (High Yield)

 Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares.

Changes by recognized rating services in their ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years. See “Risks — Below Investment Grade (High Yield) Securities Risk” in the Prospectus.

Senior Loans

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded

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senior floating rate debt obligations issued by an asset-backed pool and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund may purchase “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch) or determined by the Subadviser to be of comparable quality. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in

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addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower’s compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The Subadviser anticipates that prepayments generally will not materially affect the Fund’s performance because the Fund typically should be able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund’s yield.

From time to time, Legg Mason, Inc. (“Legg Mason”) and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to, or acquire them from, the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of

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debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower’s use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund.

For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies

U.S. Government Obligations

Securities issued or guaranteed by U.S. Government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

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Repurchase Agreements

A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Subadviser, are deemed creditworthy. The Subadviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so.  The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the Borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Rule 144A Securities

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

Rule 144A securities may be considered liquid securities if so determined by the Subadviser. The Subadviser has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Subadviser may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Subadviser will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities

The Fund may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes

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from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. The Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund also may purchase deferred payment securities, which are generally sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities but are not considered to be U.S. Government securities. Although under the terms of a custodial receipt a fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loan Participation and Assignments

The Fund may invest in loan participations and assignments. The Fund considers these investments to be investments in debt securities for purposes of this SAI. Loan participations typically will result in the Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is determined by the Subadviser to be creditworthy. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

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The Fund has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid, depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participation that the Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

In valuing a loan participation or assignment held by the Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Fund’s Board, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and of the lender; (ii) the current interest rate, the period until next rate reset and the maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. The Subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Restricted Securities and Securities with Limited Trading Markets

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by

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Rule 144A under the 1933 Act. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund’s portfolio. The Subadviser is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities.

Borrowing

The Fund may borrow in certain limited circumstances. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. If the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. This interest expense may be greater than the Fund’s return on the underlying investment.

Derivatives

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.

The Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into interest rate transactions, equity swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed to the extent that the Subadviser determines that they are consistent with the applicable Fund’s investment objectives and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereon, currency swaps and options on currencies.

The Fund is not a “commodity pool” (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter,

(i) its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts so that it does not exceed 5% of the liquidation value of the Fund’s assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

 (ii) the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) or the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. The degree of the Fund’s use of Derivatives may be limited by certain provisions of the Code. For instance, the Fund will use Derivatives only to the extent such Derivatives are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

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Futures Contracts.  The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund is not a commodity pool, and the Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The Fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes except in accordance with the rules of the CFTC described above. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Interest Rate Futures Contracts.   The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Subadviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices expected to result from declining interest rates. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some instances, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options.    In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stock indices or interest rates. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call

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over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

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Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. See “Risks — Counterparty Risk” in the Prospectus. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers,

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domestic or foreign banks, or other financial institutions that the Subadviser deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objectives and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts.  The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions.    The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate

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or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Subadviser deems to be creditworthy. The Subadviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Subadviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

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Indexed Securities.  The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions.    The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Risk Factors.    Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage (“effective leverage”). The effective leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.   See “The Fund’s Investments —Investment Strategies — Use of Leverage” in the Prospectus.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities

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depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. See “Risks — Derivatives Risk” in the Prospectus.

Use of Segregated and Other Special Accounts.    Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund’s obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

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Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and are permissible under the 1940 Act. The 1940 Act imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive securities available in the market, or when the Subadviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Subadviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein.  The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Short-Term Investments

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may invest up to 100% of its net assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a

19

predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the  U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Subadviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Subadviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

MANAGEMENT OF THE FUND

Board of Directors

The overall management of the business and affairs of the Fund is vested in the Board of Directors. Starting with the first annual meeting of shareholders, the Board of Directors will be classified, with respect to the time for which Directors severally hold office, into three classes — Class I, Class II and Class III— as nearly equal in number as reasonably possible, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the shareholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Directors and Officers

The Directors and Executive Officers of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below.

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Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS*
R. Jay Gerken, CFA Legg Mason Inc. 620 Eighth Avenue, 49th Floor	Chairman, CEO, President and Director	Since Inception Class [ ]	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman, President and Chief Executive Officer of LMPFA; Chairman of the Board	[ ]	Trustee, Consulting Group Capital Markets Fund

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Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
New York, NY 10018 Birth Year: 1951

and Trustee/Director of 164 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005).

(2002-2006)

NON-INTERESTED DIRECTORS:

*Mr. Gerken is an “interested person” as defined in the 1940 Act because he is an officer of LMPFA and certain of its affiliates.

(1)   Beginning with the first annual meeting of stockholders of the Fund (the “first annual meeting”) and if at such time, the number of directors shall be three (3) or more, the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the directors chosen to succeed those

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whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the first annual meeting, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2) The term “Fund Complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of [              ]. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies(1)

Non-Interested Directors:

Interested Directors:
R. Jay Gerken	None	Over $100,000

(1)  The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

None of the disinterested Directors nor their family members owned beneficially or of record securities issued by the Manager, the Subadviser, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Subadviser as of December 31, 2008.

The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive an annual fee, a fee for each meeting of the Fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are “interested persons,” as defined in the 1940 Act, and the Fund’s officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

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Director Compensation

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation.

Director	Aggregate Compensation From the Fund(1)	Total Compensation From the Fund and Fund Complex Paid to Directors
R. Jay Gerken	$
$
$
$
$
$
$
$

(1)  Based on the estimated compensation to be earned by the independent directors for the 12-month period ending [              ], 2009, representing the Fund’s first full fiscal year, for services to the Fund.

  Independent directors receive $[       ] per annum plus (a) a fee of $[       ] for attendance at each meeting of the Board of Directors in person and (b) a fee of $[       ] for each telephonic meeting of the Board of Directors.  In addition to the payments described above, the independent Chairman of the Board of Directors receives $[       ] and the chairperson of the Audit Committee receives $[            ]. The annual compensation, fees and expenses are allocated among all the funds in the fund complex, including the Fund, on the basis of average net assets.

Board Committees

The standing committees of the Board are the Audit Committee, the Nominating Committee and the Pricing Committee.

The Audit Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange (the “NYSE”) listing standards. The members of the Audit Committee are [              ].  The Chairman is [               ].  The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm.

The Nominating Committee’s principal function is to select and nominate candidates for election as Directors of the Fund.  The members of the Nominating Committee are [              ].  The Chairman is [              ]. Only Directors who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of either Fund’s Nominating Committee. The Nominating Committee may accept nominees recommended by a shareholder as it deems appropriate. shareholders who wish to recommend a nominee for the Fund’s Board should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

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The members of the Pricing Committee are any one “interested” and any one “disinterested” director of the Fund. The members of the Pricing Committee are [              ] and any of the non-interested directors listed above. The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Shares sold by the Fund.

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board of the Fund to hold office until their respective successors are duly elected and qualified.  In addition to Mr. Gerken, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kaprel Ozsolak Legg Mason & Co. 55 Water Street New York, NY 10041 Birth Year: 1965	Treasurer and Chief Financial Officer	Since Inception

Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004).

Robert I. Frenkel Legg Mason & Co. 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since Inception

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); formerly, Secretary of Citi Fund Management (from 2001 to 2004).

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since Inception

Director of Global Compliance at Legg Mason & Co. (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. or its predecessors (2002-2005); prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Thomas S. Mandia Legg Mason & Co. 300 First Stamford Place Stamford, CT 06902 Birth year: 1962	Assistant Secretary	Since Inception

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for Citigroup Asset Management (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason.

Steven Frank Legg Mason & Co. 55 Water Street New York, NY 10041 Birth year: 1967	Controller	Since Inception

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005).

Albert Laskaj Legg Mason & Co. 55 Water Street New York, NY 10041 Birth year: 1977	Controller	Since Inception

Controller of certain mutual funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005).

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INVESTMENT MANAGER

Investment Manager and Subadviser

The Fund retains Legg Mason Partners Fund Advisor, LLC (the “Manager” or “LMPFA”) to act as its investment manager. The Manager serves as the investment manager to numerous individuals and institutions and other investment companies. The investment management agreement (the “Management Agreement”) between the Manager and the Fund provides that the Manager will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund’s Board and the objective and the policies stated in the Prospectus and this Statement of Additional Information.

Pursuant to the Management Agreement, the Manager manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Directors regularly. The Manager also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

Pursuant to a subadvisory agreement, the Manager has delegated the day-to-day portfolio management of the Fund to the Subadviser (the “Subadvisory Agreement”). Investment decisions for the Fund are made independently from those of other funds or accounts managed by the Subadviser. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

In connection with the Subadviser’s service to the Fund, Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western London”) will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments for the benefit of the Fund pursuant to subadvisory agreements with each of Western Singapore, Western Japan and Western London.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Japan was founded in 1991 and has offices at 36F Shin-  Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.  Western London was founded in 1984 and has offices at 10 Exchange Square,  Primrose Street, London EC2A2EN.

The Subadviser will pay each of Western Singapore, Western Japan and Western London a fee for its services at no additional expense to the Fund. The fee will be based upon a percentage of the management fee equal to the amount of the Fund’s assets the Subadviser allocates to Western Singapore, Western Japan and Western Asset London, respectively, to manage.  Western Singapore, Western Japan and Western London are wholly-owned subsidiaries of Legg Mason.

The Management Agreement and the Subadvisory Agreement have an initial term of two years and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund’s Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Fund’s Board with such disinterested Directors casting votes in person at a meeting called for such purpose.  The Board of the Fund or the holders of a majority of the Fund’s shares may terminate the Management

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Agreement on sixty days’ written notice without penalty and the Manager may terminate the agreement on ninety days’ written notice without penalty. The Management Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).  The Subadvisory Agreement may be terminated without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser.  The Subadvisory Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement and Subadvisory Agreement, the Manager and Subadviser, respectively, shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on the part of the Manager, Subadviser or from reckless disregard by them of their obligations and duties under the relevant agreement.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, LMPFA and Western Asset have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Fund, LMPFA and Western Asset are on file with the SEC.  These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Such materials are also available on the SEC’s website (http://www.sec.gov).  You may also e-mail requests for these documents to publicinfo@sec.gov, or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA or Western Asset, the Fund’s Board has delegated proxy voting discretion to LMPFA and/or Western Asset, believing that LMPFA and/or Western Asset should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Fund to Western Asset through its contracts with Western Asset. Western Asset will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy voting responsibility for the Fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s proxy voting policy governs in determining how proxies relating to the Fund’s portfolio securities are voted and is attached as Appendix B hereto. Western Asset’s proxy voting policy is attached as Appendix C hereto. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (1) by calling 888-425-6432, (2) on the Fund’s website at http://www.leggmason.com/cef and (3) on the SEC’s website at http://www.sec.gov.

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PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of [            ], 2009.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert E. Amodeo	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in assets under management	[ ] other accounts with $[ ] million in total assets under management

Joseph P. Deane	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in assets under management	[ ] other accounts with $[ ] million in total assets under management

David T. Fare	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in assets under management	[ ] other accounts with $[ ] million in total assets under management

Stephen A. Walsh(1)	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in assets under management	[ ] other accounts with $[ ] million in total assets under management

(1)

The numbers above reflect the overall number of portfolios managed by employees of Western Asset. Mr. Walsh is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Manager, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Manager’s business.

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Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Manager or an affiliate has an interest in the account. The Manager has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Manager or an affiliate determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Manager may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to a Fund’s sale of that security. To address this conflict, the Manager or an affiliate has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether the Manager or an affiliate allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of the Fund as of [      ], 2009.

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Portfolio Manager	Dollar Range of Securities Beneficially Owned
Robert E. Amodeo
Joseph P. Deane
David T. Fare
Stephen A. Walsh

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board, the Manager is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Manager generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Fund’s management agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by the Manager, the Subadviser or their affiliates. Such other funds and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager or the Subadviser believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Manager or the Subadviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and their stockholders.

NET ASSET VALUE

The Fund determines the net asset value of its Common Shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The

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Fund determines the net asset value per Common Share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable) by the total number of Common Shares outstanding.  Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate securities, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities.  The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade.  The Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ net asset value is made in accordance with generally accepted accounting principles.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the Common Shares’ net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

GENERAL INFORMATION

Certain Provisions in the Articles of Incorporation and By-Laws

The Articles also include provisions that could limit the ability of other entities or persons to acquire control of the Fund. As described more completely in the Prospectus, starting with the first annual meeting of shareholders, the Articles divide the Directors into three classes of approximately equal size. As a result of this staggered Board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board. In addition, the By-Laws require that shareholders provide advance notice to the Fund in order to nominate candidates for election to the Board or to bring proposals before the annual meeting of shareholders. This prevents other entities or groups of persons from nominating Directors or raising proposals during an annual meeting of shareholders unless they have provided such advance notice to the Fund.

REPURCHASE OF FUND SHARES; CONVERSION TO AN OPEN-END FUND

Although it is under no obligation to do so, the Fund reserves the right to repurchase its shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The repurchase by the Fund of its shares at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption.  In

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order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares.  Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

TAX MATTERS

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. You will be a U.S. shareholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any

32

capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of any current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (including its net capital gain and even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits.  Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.  Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders before January 1, 2011.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.  shareholders receiving distributions in the form of additional shares of the Fund (i) will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new shares that are trading at or above net asset value, and (ii) will be treated as receiving a distribution in the amount of the fair market value of the distributed shares if the Fund issues new shares that are trading at or above net asset value.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Common Shares

Upon the sale or other disposition of Common Shares which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gain rate for individuals is 15% (with

33

lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2010. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

No loss will be allowed on the sale or other disposition of shares if the owner acquires or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Securities

The Fund may invest a portion of its net assets in below investment grade (high yield) securities, commonly known as “high yield” securities or “junk bonds.”  Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such debt securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Securities

Gain derived by the Fund from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security

34

immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until such security is sold or otherwise disposed of.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.”  Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.  The exemption applies to dividends with respect to taxable years of RICs beginning before January 1, 2010. Such a foreign shareholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund.  However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

35

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. [         ] is currently the sole shareholder of the Fund, and therefore a control person. However, it is anticipated that [         ] will no longer be a control person once the offering is completed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[         ], an independent registered public accounting firm, provides auditing and limited tax services to the Fund.  [         ] is located at [         ].

CUSTODIAN

The custodian of the assets of the Fund is State Street Bank and Trust Company. The custodian performs custodial, fund accounting and portfolio accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To Come]

37

FINANCIAL STATEMENTS

Western Asset Investment Grade Defined Opportunity Trust Inc.

[To Come]

38

APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS †

†

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB

Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds subordinated to senior debt that is assigned an actual or implied BBB- rating.

B

Bonds rated “B” have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for bonds subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC

Bonds rated “CCC” have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for bonds subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	Bonds rated “CC” are typically subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C

Bonds rated “C” are typically subordinated to senior debt which is assigned an actual or implied CC debt rating. The rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continuing.

C1	reserved for income bonds on which no interest is being paid.
D

Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

p

indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L

indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Debt Security Ratings:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows ( “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’):

Investment Grade Long-Term Credit Ratings

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade Long-Term Credit Ratings

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CCC’ rating indicates that default is a real possibility. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B	Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings for Fitch:

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies.  LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940.  LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

B-1

APPENDIX C

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

(a) Proxies are reviewed to determine accounts impacted.

(b) Impacted accounts are checked to confirm Western Asset voting authority.

(c) Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

(d) If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

(e) Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

(f) Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

(a) A copy of Western Asset’s policies and procedures.

(b) Copies of proxy statements received regarding client securities.

(c) A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

(d) Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

(e) A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

(a) Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

(b) Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

(c) Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

(a) Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

1. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

2. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

3. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

4. Votes are cast on a case-by-case basis in contested elections of directors.

(b) Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

1. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

2. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

3. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

4. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

(c) Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

1. Western Asset votes for proposals relating to the authorization of additional common stock.

2. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

3. Western Asset votes for proposals authorizing share repurchase programs.

(d) Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

(e) Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

1. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

2. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

(f) Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

1. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

2. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

(a) Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

(b) Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

(c) Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

(a) Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

(b) Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

(a) Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

(b) Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

(c) Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

(d) Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

PART C

OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements
	Part A	None
	Part B	Financial Statements**
(2)	Exhibits
	(a)	Articles of Incorporation, dated April 24, 2009*
	(b)	By-Laws*
	(c)	Not Applicable
	(d)	Articles V and VIII of Registrant’s Articles of Incorporation are incorporated herein by reference.
	(e)	Form of Dividend Reinvestment Plan**
	(f)	Not Applicable
	(g) (1)	Form of Investment Management Agreement**
	(g) (2)	Form of Subadvisory Agreement**
	(h) (1)	Form of Underwriting Agreement**
	(h) (2)	Form of Master Agreement Among Underwriters**
	(h) (3)	Form of Master Selected Dealer Agreement**
	(i)	Not Applicable
	(j) (1)	Custodian Services Agreement with State Street Bank and Trust Company**
	(k)	Transfer Agency and Services Agreement with American Stock Transfer & Trust Company **
	(l) (1)	Opinion and Consent of Simpson Thacher & Bartlett LLP**
	(l) (2)	Opinion and Consent of DLA Piper US LLP**
	(m)	Not Applicable
	(n)	Consent of Independent Registered Public Accounting Firm**
	(o)	Not Applicable
	(p)	Form of Subscription Agreement**
	(q)	Not Applicable
	(r)	Code of Ethics**
	(s)	Powers of Attorney**

* Filed herewith.

** To be filed by amendment.

Item 26.      Marketing Arrangements

See Sections [        ] of the Form of Underwriting Agreement filed as Exhibit (h)(1) to this Registration Statement.

Item 27.      Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration fees	$ *
New York Stock Exchange listing fees	*
Financial Industry Regulatory Authority fees	*
Printing and engraving expenses	*
Accounting fees and expenses	*
Legal fees and expenses	*
Blue Sky filing fees and expenses	*
Miscellaneous	*
Total	$ *

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Item 28.      Persons Controlled by or Under Common Control with Registrant

None.

Item 29.  Number of Holders of Securities

Title of Class	Number of Record Holders

Common Stock, par value $.001 per share	None

Item 30.  Indemnification

[Sections 1-3 of Article VII of the Registrant’s Articles of Incorporation, filed as Exhibit (a) to this Registration Statement, provide that:]

To the maximum extent permitted by Maryland statutory or decisional law, as amended or interpreted, no current or former director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages.  This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by Maryland law.  The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.  This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

No provision of the Registrant’s Articles of Incorporation shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section [   ] of the Form of Underwriting Agreement, filed as Exhibit (h)(1) to this Registration Statement, provides as follows:

[               ]

Item 31.  Business and Other Connections of Adviser

The descriptions of the Manager and Subadviser under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein.  Information as to the directors and officers of the Registrant’s investment adviser and subadviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Registrant’s investment adviser and subadviser in the last two years, is included in their respective applications for

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registration as an investment adviser on Form ADV (File Nos. 801-66785 and 801-8162, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32.      Location of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at 55 Water Street, New York, New York 10041.

Item 33.  Management Services

Not applicable.

Item 34.      Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant Rule 497(h) shall be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 24th day of April 2009.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

By:	/s/ R. Jay Gerken
Chairman, Chief Executive Officer and President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

Signature	Title	Date
/s/ R. Jay Gerken	Chairman, Chief Executive Officer, President and Director	April 24, 2009
R. Jay Gerken	(Principal Executive Officer)

/s/ Kaprel Ozsolak	Treasurer and Chief Financial Officer	April 24, 2009
Kaprel Ozsolak	(Principal Financial and Accounting Officer)

Schedule of Exhibits to Form N-2

Exhibit No.	Exhibit

Exhibit (a)	Articles of Incorporation

Exhibit (b)	By-Laws